UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 18, 2011

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ECOSPHERE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

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Delaware	000-25663	20-3502861
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3515 S.E Lionel Terrace, Stuart, FL 34997
(Address of Principal Executive Office) (Zip Code)

(772) 287-4846
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure of Directors or Certain Officers; Election of Directors: Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 18, 2011, Mr. Charles Vinick became Chief Executive Officer of Ecosphere Technologies, Inc. (the “Company”) and is no longer the Executive Chairman.  He remains Chairman of the Board of Directors.  Mr. Dennis McGuire previously became Chief Technology Officer of the Company and is no longer Chief Executive Officer.  As Chief Executive Officer, Mr. Vinick will receive an annual base salary of $275,000 per year and will receive an annual bonus to be determined by the Board of Directors. Additionally, Mr. Vinick was granted 1,000,000 non-qualified options (the “Options”) exercisable at $0.48 per share over a five-year period.  Of the Options, 500,000 vested upon his becoming Chief Executive Officer.  The balance shall vest in equal increments on June 31, 2011 and December 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ECOSPHERE TECHNOLOGIES, INC.

By:	/s/ Adrian Goldfarb
Adrian Goldfarb Chief Financial Officer

Date:  January 18, 2011